Reporting Entity	12 Months Ended
Mar. 31, 2021
Reporting Entity [Abstract]
Reporting Entity
1)	REPORTING ENTITY

MakeMyTrip Limited (the “Parent Company”) together with its subsidiaries and equity-accounted investees (collectively, “the Company” or “the Group”) is primarily engaged in the business of selling travel products and solutions through the subsidiaries in India, the United States of America, Singapore, Malaysia, Thailand, the United Arab Emirates, Peru, Colombia and Indonesia. The Group offers its customers the entire range of travel services including ticketing, tours and packages and hotels and other travel related services.

The Company is a public limited company incorporated and domiciled in Republic of Mauritius and has its registered office at IQ EQ Corporate Services (Mauritius) Limited, 33, Edith Cavell Street, Port Louis, Republic of Mauritius. The Company’s ordinary shares representing equity shares are listed on the Nasdaq.